1 Earnings Presentation Fourth Quarter 2016 Exhibit 99.2

2 This earnings presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not based on historical or current facts, but rather on our current beliefs, expectations, assumptions and projections about our business, the economy and other future conditions. Forward-looking statements often include words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “could,” “should,” and other similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including cost or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Forward-looking statements are meaningful only on the date when such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date on which a forward-looking statement is made. Forward Looking Statement Disclosure

3 Full Year 2016 Highlights Total assets increased $290.6 million, to $8.4 billion EOP loans increased $368.7 million, or 6.8%. EOP deposits increased $346.2 million, or 5.6%. EOP investment securities decreased $113.8 million, or 5.9%. Balance Sheet Profitability Asset Quality Net Interest Income & Net Interest Margin Noninterest Income & Noninterest Expense Capital Noninterest income = $69.6 million. Noninterest expense = $201.4 million. Efficiency ratio = 58.8%. Effective tax rate of 32.3%. Net interest income = $272.7 million, a $26.2 million increase. Net interest margin increased by 2 bps to 3.62%; 3.68% on a fully tax equivalent basis. Average earning assets increased 10%. Net income = $88.5 million, or $1.43 per diluted share, a 17.9% increase. Return on average assets = 1.07%. Return on average shareholders’ equity = 10.48%. Return on average tangible common equity = 13.96%. Provision expense = $10.1 million. Net charge offs = $5.6 million. NCOs / Avg. Loans = 0.10%. Nonperforming Loans / Total Loans = 0.83%. Nonperforming Assets / Total Assets = 0.64%. ALLL / Nonaccrual Loans = 326.9%. ALLL / Total Loans = 1.01%. Total capital ratio = 13.10%. Tier 1 capital ratio = 10.46%. Tangible common equity ratio = 7.96%. Tangible book value per share = $10.56, a 9.0% increase.

4 4Q 2016 Highlights – 105th Consecutive Quarter of Profitability Total assets increased $69.5 million, to $8.4 billion, or 3.3% annualized, compared to the linked quarter. EOP loans declined $32.0 million, or 2.2% annualized, compared to the linked quarter. EOP deposits increased $187.1 million, or 11.7% annualized, compared to the linked quarter. EOP investment securities increased $54.1 million, or 12.3% annualized, compared to the linked quarter. Balance Sheet Profitability Asset Quality Net Interest Income & Net Interest Margin Noninterest Income & Noninterest Expense Capital Noninterest income = $16.9 million. Noninterest expense = $50.2 million. Efficiency ratio = 57.6%. Effective tax rate of 31.9%, including seasonal adjustments Net interest income = $70.2 million, a $1.3 million increase compared to the linked quarter. Net interest margin increased 5 bps to 3.66%; 3.71% on a fully tax equivalent basis. Average earning assets grew 2.0% on an annualized basis. Net income = $23.3 million or $0.38 per diluted share. Return on average assets = 1.11%. Return on average shareholders’ equity = 10.73%. Return on average tangible common equity = 14.19%. Provision expense = $2.8 million. Net charge offs = $2.4 million. NCOs / Avg. Loans = 0.17% annualized. Nonperforming Loans / Total Loans = 0.83%. Nonperforming Assets / Total Assets = 0.64%. ALLL / Nonaccrual Loans = 326.91%. ALLL / Total Loans = 1.01%. Total capital ratio = 13.10%. Tier 1 capital ratio = 10.46%. Tangible common equity ratio = 7.96%. Tangible book value per share = $10.56.

5 Profitability Net Income & EPS Return on Average Assets Return on Tangible Common Equity All dollars shown in millions $23.3 $22.9 $22.6 $19.8 $19.8 $0.38 $0.37 $0.36 $0.32 $0.32 4Q163Q162Q161Q164Q15 Net Income EPS $8,360 $8,322 $8,204 $8,119 $7,950 1.11% 1.09% 1.11% 0.98% 0.99% 4Q163Q162Q161Q164Q15 Average Assets ROAA $653 $645 $626 $610 $606 14.19% 14.08% 14.49% 13.06% 12.98% 4Q163Q162Q161Q164Q15 Average Tangible Equity ROATCE

6 Adjusted Net Income Reflects impact to net income from items that do not occur on a regular basis Earnings Diluted EPS Earnings Diluted EPS GAAP net income 23,294$ 0.38$ 22,850$ 0.37$ Less: noninterest income adjustments 1 - (398) Plus: noninterest expense adjustments 2,3 86 411 Subtotal 23,380 22,863 Tax adjustments (31) (4) Adjusted net income 23,349$ 0.38$ 22,859$ 0.37$ 4Q 2016 3Q 2016 2 4Q 2016 noninterest expense includes $0.1 million in expenses related to the charter conversion (Dollars in thousands) 1 3Q 2016 noninterest income includes $0.4 million in gains on sales of investment securities 3 3Q 2016 noninterest expense includes $0.8 million of severance expense, $0.2 million of gains related to branch consolidation activities and a $0.2 million legal recovery

7 Net Interest Income / Net Interest Margin Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions Average Deposits Net Interest Income Average Securities Average Loans $1,817 $1,811 $1,870 $1,939 $1,934 2.58% 2.50% 2.54% 2.59% 2.44% 4Q163Q162Q161Q164Q15 Average Investment Securities Investment Securities Yield $5,794 $5,758 $5,584 $5,435 $5,267 4.57% 4.54% 4.55% 4.59% 4.62% 4Q163Q162Q161Q164Q15 Gross Loans Loan Yield 24% 23% 23% 23% 22% 23% 23% 24% 23% 23% 32% 33% 32% 32% 32% 21% 21% 21% 23% 23% $6,557 $6,201 $6,309 $6,136 $6,247 0.37% 0.36% 0.35% 0.36% 0.33% 4Q163Q162Q161Q164Q15 Avg NIB Demand Avg IB Demand Avg Savings Avg Time Cost of Deposits $70.2 $68.8 $67.1 $66.6 $66.1 3.71% 3.66% 3.67% 3.68% 3.69% 4Q163Q162Q161Q164Q15 Net Interest Income Net Interest Margin (FTE)

8 Noninterest Income Noninterest Income 4Q16 Highlights * Includes net gain on sale of investment securities & other noninterest income. All dollars shown in millions Total other noninterest income was unchanged from the linked quarter at $16.9 million Deposit service charge income was unchanged from the linked quarter; 6.0% increase compared to fourth quarter 2015 Client derivative income decreased $0.7 million, or 61.5% Gains from sales of mortgage loans decreased $0.4 million, or 17.2% Loss share related income increased $0.9 million due to elevated prepayment activity 30% 30% 22% 28% 30% 19% 19% 16% 22% 20% 19% 18% 15% 19% 19% 10% 12% 9% 8% 8% 3% 7% 9% 7% 6% 5% 6% 3% 4% 15% 15% 22% 14% 13% $16.9 $16.9 $20.2 $15.5 $15.8 4Q163Q162Q161Q164Q15 Service Charges Wealth Mgmt Bankcard Gains from sales of loans Client derivatives Loss Share Income Other *

9 Noninterest Expense Noninterest Expense 4Q16 Highlights Efficiency Ratio All dollars shown in millions Total noninterest expense declined $0.9 million, or 1.8%, from the linked quarter Salary & benefits expense declined $1.0 million, or 3.0%, from 3Q16, which included $0.8 million of severance costs OREO gains increased $0.8 million due to favorable resolution of a single property Professional services expense increased $0.3 million, or 18.6%, and includes $0.1 million of charter conversion related costs State intangible taxes declined $0.5 million, or 81.7% due to seasonal adjustments Other noninterest expense increased $0.5 million, or 9.8%. 3Q16 included $0.4 million of gains related to branch consolidation activities $50.2 $51.1 $49.4 $50.7 $51.3 57.6% 59.6% 56.6% 61.8% 62.6% 4Q163Q162Q161Q164Q15 NIE Efficiency Ratio 62% 63% 60% 58% 58% 38% 37% 40% 42% 42% $50.2 $51.1 $49.4 $50.7 $51.3 1,420 1,402 1,403 1,390 1,400 4Q163Q162Q161Q164Q15 Personnel Non-Personnel FTE

10 Loan Portfolio Loan Product Mix (EOP) Net Loan Change (Linked Quarter) * Includes residential mortgage, home equity, installment, & credit card. All dollars shown in millions Highlights 33% 32% 33% 34% 33% 13% 14% 14% 14% 15% 29% 29% 28% 27% 27% 7% 7% 7% 6% 6% 18% 18% 19% 19% 20% $5,757 $5,790 $5,701 $5,505 $5,389 4Q163Q162Q161Q164Q15 Commercial & Leasing Owner Occupied CRE Investor CRE Construction Consumer Lending* -$3.8 -$33.5 -$4.8 -$7.0 $23.8 -$6.8 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending* -$42.0 Total C&I Portfolio remains well-balanced 4Q16 impacted by: slower business activity elevated prepayments Continued focus on profitability and limiting credit concentrations Full year loan growth in line with target Loan origination spreads improved throughout 2016

11 Asset Quality Nonperforming Assets / Total Assets Classified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense All dollars shown in millions $54.3 $58.0 $59.6 $64.1 $70.1 0.64% 0.69% 0.72% 0.78% 0.86% 4Q163Q162Q161Q164Q15 NPAs NPAs / Total Assets $58.0 $57.6 $56.7 $53.7 $53.4 1.01% 1.00% 0.99% 0.98% 0.99% 4Q163Q162Q161Q164Q15 Allowance for Loan Losses ALLL / Total Loans $125.2 $142.2 $143.3 $133.9 $132.4 1.48% 1.70% 1.72% 1.63% 1.63% 4Q163Q162Q161Q164Q15 Classified Assets Classified Assets / Total Assets $2.4 $0.8 $1.1 $1.3 $1.8 $2.8 $1.7 $4.0 $1.7 $1.9 0.17% 0.05% 0.08% 0.10% 0.14% 4Q163Q162Q161Q164Q15 NCOs Provision Expense NCOs / Average Loans

12 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity All capital numbers are considered preliminary All dollars shown in millions $654.6 $650.2 $635.5 $615.1 $597.5 $10.56 $10.50 $10.26 $9.94 $9.69 4Q163Q162Q161Q164Q15 Tangible Book Value Tangible Book Value per Share $881.2 $865.2 $849.3 $831.9 $822.4 13.10% 12.82% 12.70% 12.84% 13.04% 12.50% 4Q163Q162Q161Q164Q15 Total Capital Total Capital Ratio Target $703.9 $688.4 $673.3 $658.0 $648.7 10.46% 10.20% 10.07% 10.16% 10.28% 10.50% 4Q163Q162Q161Q164Q15 Tier 1 Common Equity Tier 1 Common Ratio Target $654.6 $650.2 $635.5 $615.1 $597.5 7.96% 7.97% 7.85% 7.71% 7.53% 4Q163Q162Q161Q164Q15 Tangible Book Value Tangible Common Ratio

13 Strategy & Outlook Focus remains on organic growth & executing our core strategy: 1. Growing loans at risk-appropriate returns Strong organic growth opportunities resulting from the mix of markets, products & businesses built over the last five years Full year 2017 loan growth expected to be in the mid to high single digits on a percentage basis Stable net interest margin outlook in the near term 2. Growing core deposits to fund loan growth & generate fee income Ever-present focus on growing low cost, core deposits Continued proactive balance sheet management to support organic growth 3. Growing noninterest income to help build & diversify revenue Strategies focused on product pricing, governance & client penetration 4. Maintaining our focus on efficiency & diligent expense management Noninterest expense base expected to grow 2 - 3% Full year 2017 effective tax rate of approximately 32 - 33% 5. Remaining vigilant in our credit oversight

14 Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, Dec. 31, Dec. 31, 2016 2016 2016 2016 2015 2016 2015 Net interest income $70,166 $68,818 $67,132 $66,555 $66,083 $272,671 $246,502 Tax equivalent adjustment 1,077 1,028 1,058 1,052 1,046 4,215 4,017 Net interest income - tax equivalent $71,243 $69,846 $68,190 $67,607 $67,129 $276,886 $250,519 Average earning assets $7,630,148 $7,591,160 $7,475,711 $7,398,013 $7,219,995 $7,524,233 $6,839,968 Net interest margin* 3.66% 3.61% 3.61% 3.62% 3.63% 3.62% 3.60 % Net interest margin (fully tax equivalent)* 3.71% 3.66% 3.67% 3.68% 3.69% 3.68% 3.66 % Three months ended YTD * Margins are calculated using net interest income annualized divided by average earning assets. The earnings press release and accompanying presentation include certain non-GAAP ratios, such as net interest income-tax equivalent. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

15 Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP ratios Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, Dec. 31, Dec. 31, (Dollars in thousands, except per share data) 2016 2016 2016 2016 2015 2016 2015 Net income (a) $23,294 $22,850 $22,568 $19,814 $19,820 $88,526 $75,063 Average total shareholders' equity 863,509 856,296 837,412 821,588 817,756 844,784 804,916 Less: Goodw ill and other intangible (210,625) (210,888) (211,199) (211,533) (211,865) (210,625) (211,865) Average tangible equity (b) 652,884 645,408 626,213 610,055 605,891 634,159 593,051 Total shareholders' equity 865,224 861,137 846,723 826,587 809,376 865,224 809,376 Less: Goodw ill (210,625) (210,888) (211,199) (211,533) (211,865) (210,625) (211,865) Ending tangible equity (c) 654,599 650,249 635,524 615,054 597,511 654,599 597,511 Total assets 8,437,967 8,368,481 8,310,102 8,193,554 8,147,411 8,437,967 8,147,411 Less: Goodw ill (210,625) (210,888) (211,199) (211,533) (211,865) (210,625) (211,865) Ending tangible assets (d) 8,227,342 8,157,593 8,098,903 7,982,021 7,935,546 8,227,342 7,935,546 Risk-w eighted assets (e) 6,728,737 6,750,749 6,685,158 6,478,716 6,308,139 6,728,737 6,308,139 Total average assets 8,359,912 8,322,156 8,203,837 8,118,945 7,950,278 8,251,703 7,504,069 Less: Goodw ill (210,625) (210,888) (211,199) (211,533) (211,865) (210,625) (211,865) Average tangible assets (f) $8,149,287 $8,111,268 $7,992,638 $7,907,412 $7,738,413 $8,041,078 $7,292,204 Ending shares outstanding (g) 61,979,552 61,952,873 61,959,529 61,855,027 61,641,680 61,979,552 61,641,680 Ratios Return on average tangible shareholders' equity (a)/(b) 14.19% 14.08% 14.49% 13.06% 12.98% 13.96% 12.66 % Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 7.96% 7.97% 7.85% 7.71% 7.53% 7.96% 7.53 % Risk-w eighted assets (c)/(e) 9.73% 9.63% 9.51% 9.49% 9.47% 9.73% 9.47 % Average tangible equity as a percent of average tangible assets (b)/(f) 8.01% 7.96% 7.83% 7.71% 7.83% 7.89% 8.13 % Tangible book value per share (c)/(g) 10.56$ 10.50$ 10.26$ 9.94$ 9.69$ 10.56$ $9.69 Three months ended YTD The earnings press release and accompanying presentation include certain non-GAAP ratios. These ratios include: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-w eighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Company considers these critical metrics w ith w hich to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and f inancial condition.

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